UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 26, 2005

                               MOODY'S CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                      1-14037                  13-3998945
(State or Other Jurisdiction        (Commission File            (IRS Employer
      of Incorporation)                  Number)             Identification No.)

                                99 Church Street
                            New York, New York 10007
                    (Address of Principal Executive Offices)

                                 (212) 553-0300
              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02, "Results of Operations and Financial Condition"

On April 27, 2005, Moody's Corporation (the "Company") announced its financial results for the quarter ended March 31, 2005. A copy of the press release containing the announcement is included as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The Company does not intend for the information contained in this report on Form 8-K to be considered filed under the Securities Exchange Act of 1934 or incorporated by reference into future filings under the Securities Act of 1933 or the Securities Exchange Act of 1934. The foregoing information is provided pursuant to Item 2.02, "Results of Operations and Financial Condition" of Form 8-K.


Item 5.02,   "Departure of Directors or Principal Officers; Election of
              Directors; Appointment of Principal Officers"

         (b)  Departure of Directors or Principal Officers

As previously disclosed, Moody's Corporation (the "Company") announced that John Rutherfurd, Jr. has retired from his position as Chairman and Chief Executive Officer of the Company. The Company's press release is attached hereto as
Exhibit 99.2 and incorporated herein by reference.

         (c)  Appointment of Principal Officers

On April 26, 2005, the Company's Board of Directors elected Raymond W. McDaniel, Jr. as the Company's Chairman and Chief Executive Officer. Mr. McDaniel, age 47, has served as the Company's President since October 2004 and the Company's Chief Operating Officer since January 2004. He also has served as President of Moody's Investors Service since November 2001. Prior to that, Mr. McDaniel served as Senior Managing Director, Global Ratings and Research, of Moody's Investors Service from November 2000 to November 2001, and as Managing Director, International, from 1996 to November 2000. Mr. McDaniel has served as a Director of the Company since April 2003.

The Company's press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 5.03, "Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year"

On April 26, 2005, the Company filed an amendment to its Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to increase the total number of shares of Common Stock that the Company is authorized to issue from 400,000,000 to 1,000,000,000 and to increase the total number of shares that the Company is authorized to issue from 420,000,000 to 1,020,000,000. A copy of the amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01, "Regulation FD Disclosure"

The information set forth under Item 2.02, "Results of Operations and Financial Condition" is incorporated herein by reference. The foregoing information is provided pursuant to Item 7.01, "Regulation FD Disclosure" of Form 8-K.

Item 8.01, "Other Events"

On April 26, 2005, the Company issued a press release providing an update on the two-for-one stock split to be effected as a special stock distribution of one share of common stock for each share of the Company's common stock outstanding. A copy of the press release is filed as Exhibit 99.3 and incorporated herein by reference

Item 9.01, "Financial Statements and Exhibits"

(c)    Exhibits.

 Exhibit No.          Description
-------------         -----------
     3.1 Certificate of Amendment to the Restated Certificate of Incorporation of Moody's Corporation.
    99.1           Press Release dated April 27, 2005.
    99.2           Press Release dated April 26, 2005.
    99.3           Press Release dated April 26, 2005.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MOODY'S CORPORATION


Date: April 27, 2005                 BY:  /s/ John J. Goggins
                                     -----------------------------------------
                                     John J. Goggins
                                     Senior Vice President and General Counsel

                                  EXHIBIT INDEX

 Exhibit No.          Description
-------------         -----------
    3.1 Certificate of Amendment to the Restated Certificate of Incorporation of Moody's Corporation.
    99.1           Press Release dated April 27, 2005.
    99.2           Press Release dated April 26, 2005.
    99.3           Press Release dated April 26, 2005.